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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 August 12, 2002
                                 ---------------
                Date of Report (Date of earliest event reported)


                     INTERNATIONAL FLAVORS & FRAGRANCES INC.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


                                    New York
                                    --------
                 (State or other jurisdiction of incorporation)


               1-4858                                     13-1432060
               ------                                     ----------
       (Commission File Number)                (IRS Employer Identification No.)


521 West 57th Street, New York, New York                     10019
----------------------------------------                     -----
(Address of principal executive offices)                   (Zip Code)


                                 (212) 765-5500
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 9. Regulation FD Disclosure.

     On August 12, 2002, each of Richard A. Goldstein, Chief Executive Officer of the Company (the Company's principal executive officer), and Douglas J. Wetmore, Chief Financial Officer of the Company (the Company's principal financial officer), submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. Copies of these statements are attached hereto as exhibits 99.1 and 99.2, respectively.

     On August 12, 2002, Messrs. Goldstein and Wetmore also provided the certification required pursuant to 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002). A copy of this certification is attached hereto as
Exhibit 99.3.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       INTERNATIONAL FLAVORS & FRAGRANCES INC.


                                       By: /s/ Stephen A. Block
                                           -------------------------------------
                                           Name:  Stephen A. Block
                                           Title: Senior Vice President, General
                                                  Counsel and Secretary



Dated: August 12, 2002



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                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------
Exhibit 99.1          Statement Under Oath of Principal Executive Officer
                      dated August 12, 2002

Exhibit 99.2 Statement Under Oath of Principal Financial Officer dated August 12, 2002

Exhibit 99.3 Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350 dated August 12, 2002